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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report:  July 17, 1996
                      (Date of earliest event reported)



                                 FINA, Inc.
           (Exact name of Registrant as specified in its charter)


        Delaware                     1-4014                    13-1820692
(State of Incorporation)      (Commission File No.)          (I.R.S. Employer
                                                            Identification No.)


               8350 North Central Expressway
                        Fina Plaza
                       Dallas, Texas                               75206
           (Address of principal executive offices)             (Zip Code)




       Registrant's Telephone Number, Including Area Code: (214) 750-2400
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Item 5.  Other Events.

         Reference is hereby made to the Registration Statement on Form S-3 (Registration Nos. 333-06903 and 333-06903-01) of Fina Oil and Chemical Company, a Delaware corporation and wholly-owned subsidiary of the Registrant ("FOCC"), and the Registrant, filed with the Securities and Exchange Commission ( the "Commission") on June 26, 1996, as amended by Amendment No. 1 thereto on July 3, 1996, and declared effective on July 8, 1996 (the "Registration Statement"), relating to the registration of $150,000,000 aggregate principal amount of senior debt securities of various series (the "Securities") and the related guarantee thereof by the Registrant, for offer and sale in accordance with the applicable provisions of the Securities Act of 1933, as amended, by FOCC.

         On July 17, 1996, the Registrant and FOCC entered into an Underwriting Agreement dated such date (the "Underwriting Agreement") with Chase Securities Inc., Morgan Stanley & Co. Incorporated and NationsBanc Capital Markets, Inc. (collectively, the "Underwriters"), relating to the proposed purchase by the Underwriters of the Securities covered by the Registration Statement. A copy of the Underwriting Agreement in the form in which it was executed is filed herewith as Exhibit 1(a).

         Pursuant to the Underwriting Agreement, on July 17, 1996, the Registrant and FOCC entered into a Pricing Agreement dated such date (the "Pricing Agreement") with the Underwriters, relating to $125,000,000 aggregate principal amount of FOCC's 6 7/8% Notes due 2001 (the "Notes") covered by the Registration Statement. The Pricing Agreement provides for the purchase by the Underwriters on July 22, 1996 of the Notes in accordance with the terms set forth therein. A copy of the Pricing Agreement in the form in which it was executed is filed herewith as Exhibit 1(b).

         The Registrant and FOCC entered into an Indenture, dated as of July 22, 1996, with Texas Commerce Bank National Association, as trustee (the "Trustee"), with respect to the Securities. A copy of the Indenture in the form in which it was executed is incorporated herein by reference as Exhibit 4(a).

         Pursuant to the Indenture, the Registrant, FOCC and the Trustee entered into an Indenture Supplement, dated as of July 22, 1996, providing for the issuance of the Notes (the "Indenture Supplement"). A copy of the Indenture Supplement in the form in which it was executed is filed herewith as
Exhibit 4(b).

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits

         Exhibit No.      Description
         -----------      -----------

             1(a) Underwriting Agreement, dated July 17, 1996, by and among the Registrant, FOCC and the Underwriters




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             1(b)         Pricing Agreement, dated July 17, 1996, by and among
                          the Registrant, FOCC and the Underwriters

             4(a) Indenture, dated as of July 22, 1996, by and among the Registrant, FOCC and the Trustee.

             4(b) Indenture Supplement, dated as of July 22, 1996, with respect to the Notes, by and among the Registrant, FOCC and the Trustee


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FINA, INC.



July 30, 1996                           By:     /S/ Cullen M. Godfrey
                                                --------------------------------
                                                Cullen M. Godfrey,
                                                Senior Vice President, Secretary
                                                and General Counsel






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                               INDEX TO EXHIBITS


Exhibit No.        Description
- -----------        -----------
1(a)               Underwriting Agreement, dated July 17, 1996, by and among the Registrant,
                   FOCC and the Underwriters

1(b)               Pricing Agreement, dated July 17, 1996, by and among the Registrant, FOCC and the Underwriters

4(a)               Indenture, dated as of July 22, 1996, by and among the Registrant, FOCC and the Trustee

4(b)               Indenture Supplement, dated as of July 22, 1996, with respect to the Notes, by and among the Registrant, FOCC and the Trustee





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